Exhibit 99
Joint Filer Information

Name:        PPD International Holdings, Inc.
Address:        c/o Pharmaceutical Product Development, Inc.
        3151 South 17th Street
        Wilmington, North Carolina  28412
Designated Filer:        Pharmaceutical Product Development, Inc.
Issuer & Ticker Symbol:        Accentia Biopharmaceuticals, Inc. [ABPI]
Date of Event
  Requiring Statement:        November 2, 2005
Signature:        /s/ B. Judd Hartman
        General Counsel and Secretary

Name:        PPD Development, LP
Address:        c/o Pharmaceutical Product Development, Inc.
        3151 South 17th Street
        Wilmington, North Carolina  28412
Designated Filer:        Pharmaceutical Product Development, Inc.
Issuer & Ticker Symbol:        Accentia Biopharmaceuticals, Inc. [ABPI]
Date of Event
  Requiring Statement:        November 2, 2005
Signature:        /s/ B. Judd Hartman
        General Counsel and Secretary

Name:        PPD Holdings, LLC
Address:        c/o Pharmaceutical Product Development, Inc.
        3151 South 17th Street
        Wilmington, North Carolina  28412
Designated Filer:        Pharmaceutical Product Development, Inc.
Issuer & Ticker Symbol:        Accentia Biopharmaceuticals, Inc. [ABPI]
Date of Event
  Requiring Statement:        November 2, 2005
Signature:        /s/ B. Judd Hartman
        General Counsel and Secretary

Name:        PPD GP, LLC
Address:        c/o Pharmaceutical Product Development, Inc.
        3151 South 17th Street
        Wilmington, North Carolina  28412
Designated Filer:        Pharmaceutical Product Development, Inc.
Issuer & Ticker Symbol:        Accentia Biopharmaceuticals, Inc. [ABPI]
Date of Event
  Requiring Statement:        November 2, 2005
Signature:        /s/ B. Judd Hartman
        General Counsel and Secretary

Name:        Applied Bioscience International LLC
Address:        c/o Pharmaceutical Product Development, Inc.
        3151 South 17th Street
        Wilmington, North Carolina  28412
Designated Filer:        Pharmaceutical Product Development, Inc.
Issuer & Ticker Symbol:        Accentia Biopharmaceuticals, Inc. [ABPI]
Date of Event
  Requiring Statement:        November 2, 2005
Signature:        /s/ B. Judd Hartman
        General Counsel and Secretary